The corporation will furnish a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the board of directors to set the relative rights and preferences of subsequent series, to any stockholder on request and without charge.

                         INCORPORATED UNDER THE LAWS OF

NO. _______________         STATE OF MARYLAND           SHARES ______________

[PICTURE OF
   EAGLE
APPEARS HERE]             LIGHT INDEX FUND, INC.

                   Authorized Capital: 50,000,000 Class A Common Stock

This Certifies that (specimen) is the owner of _____________ shares of common stock each of the Capital Stock of

                             LIGHT INDEX FUND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed

[SEAL
APPEARS
HERE]

IN WITNESS WHEREOF, the said Corporation hascused this Certificate to the be signed by its duly autorized officers and to be sealed with the seal of the Corporation this ______________ day of _______________ A.D.

                  _________________     ___________________
                      President             Secretary
      ------------------ SHARES (Par Value) EACH ----------------------
                                     $0.0001

                                   CERTIFICATE
                                       FOR
                                     SHARES
                         (PICTURE OF EAGLE APPEARS HERE)
                                     OF THE
                                  CAPITAL STOCK


                                    ISSUED TO
                            -------------------------
                                      DATED
                            -------------------------

                            -------------------------

    For Value Received, __________ hereby sell, assign and transfer unto _____ _____________________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

    DATED ________________ 19______
            in presence of

                                _____________________________________________
______________________________